SECURITY AGREEMENT


         In consideration of advances, loans and extensions of credit now outstanding or hereafter made to, or for the account or benefit of, Home State Holdings, Inc. (the "Company") by The Chase Manhattan Bank and European American Bank (collectively, the "Banks"), whether alone or in conjunction with another or others and/or the granting to, or for the account or benefit of the Company, extensions, forbearances, modifications or renewals thereof, as the Agent, as defined below, or the Banks, in their sole discretion may deem advisable, and/or of any advances, loans or extensions of credit now outstanding or hereafter made by the Agent or any of the Banks to another, the payment of which is guaranteed by the Company to the Agent and/or the Banks, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company does hereby agree with the Agent and the Banks as follows:


SECTION 1. DEFINITIONS

         1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

                  "Agreement" shall mean this Security Agreement, as amended or modified, and any and all other documents and instruments now or hereafter executed and delivered in conjunction herewith.

                  "Collateral" shall mean the Income Tax Refund and all proceeds thereof.

                  "Credit Agreement" shall mean the Loan Agreement dated as of March 4, 1996 among the Company, Tower Hill, Inc., The Chase Manhattan Bank, as Agent and the Banks, as amended from time to time.

                  "Event of Default" shall mean any of the events specified in
         Section 5 hereof, provided that any requirement for the giving of notice, or the lapse of time, or both has been satisfied.

                  "Income Tax Refund" shall have the meaning given such term in the Credit Agreement.

                  "Obligations" shall mean any and all liabilities and obligations of the Company to the Agent or any of the Banks of every kind whether arising under this Agreement, the Credit Agreement or any other agreement of the Company with the Agent or any of the Banks, including any liability of the Company pursuant to any guarantee executed by the Company in favor of the Agent or any of the Banks, however evidenced and whether

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         now existing or hereafter incurred, originally contracted with the
         Agent or any of the Banks alone or with another or others, or as agent for another or others, secured or not secured, direct or indirect, matured or not matured, absolute or contingent, now due or hereafter to become due (including, without limitation, any and all costs and reasonable attorneys' fees incurred by the Agent or any of the Banks in the collection, whether by suit or by any other means of any of the Obligations hereunder) and any amendment, modification, extension or renewal of any of the foregoing.

                  "UCC" shall mean the New York Uniform Commercial Code, as amended from time to time.

         Section 1.2. Usage. Any term not otherwise defined herein shall be deemed to be defined in accordance with the definition thereof ascribed to it in the Credit Agreement. Except where the context otherwise requires, references herein to the Agent shall mean the Agent as collateral agent for the Banks and, to the extent any Obligations are owing from the Company to the Agent, for the Agent in its capacity as a creditor.


SECTION 2. SECURITY INTEREST

         As collateral security for the prompt, complete and unconditional payment and performance of the Obligations, the Company does hereby grant to the Agent continuing first priority security interest in and to the Collateral. Such security interest shall continue until terminated by a written agreement executed by the Agent, notwithstanding the fact that there may be no Obligations outstanding from time to time. As additional security for the payment of the Obligations, the Company hereby grants to the Agent a continuing lien, security interest and right of set-off in and to all property of the Company, and the proceeds thereof, now or hereafter actually or constructively held or received by or for the Agent or any of the Banks for any purpose, including safekeeping, custody, pledge, transmission and collection, and the Agent and any of the Banks shall have a continuing lien and/or right of set-off for the amount of any of the Obligations upon all of the Company's deposits (general and special) and credits with the Agent or such Bank. The Agent or any such Bank is authorized at any time or from time to time, during the existence and continuation of an Event of Default, with or without notice to the Company, to apply all or part of such property, deposits or credits to any of the Obligations in such amounts as the Agent or such Bank may elect in its sole and absolute discretion, although the Obligations may be contingent or unmatured, and whether or not the Collateral may be deemed adequate.




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SECTION 3. REPRESENTATIONS AND WARRANTIES OF COMPANY

         The Company represents and warrants to the Agent and the Banks, and shall be deemed to continually do so, as long as this Agreement shall remain in force, as follows:

         3.1 Corporate Existence. The Company is duly organized and validly existing and is in good standing under the laws of each jurisdiction in which it transacts its business (except where the failure to so qualify would not result in a Material Adverse Change in the Company or any of its Affiliates), has the power to own its assets and to transact the business in which it presently is engaged and to subject the Collateral to the security interest herein provided.

         3.2 Corporate Power and Authorization. The Company is authorized to enter into this Agreement and is empowered to implement and carry out the provisions hereof, and has taken all necessary actions, corporate or otherwise, in respect thereto.

         3.3 Corporate Name. The full, complete and accurate legal name of the Company is correctly stated above the signature line of the Company at the end hereof. The Company has not been known by, or used, any other name (including trade names) at any time during the past five (5) years.

         3.4 Ownership of Collateral. The Company is the owner of the Collateral free and clear of all security interests or encumbrances of any kind, except as created by this Agreement or as permitted by the Credit Agreement.

         3.5 Collateral Information. The chief executive office of the Company is set forth below. The Company's principal place of business and the location at which the Company maintains its books and records with respect to Collateral are as set forth below.

         3.6 Enforceable Security Interest. The provisions of this Agreement are effective to create a legal, valid and enforceable first priority security interest in favor of the Agent in all right, title and interest of the Company in the Collateral, and when financing statements have been filed in the appropriate offices in the jurisdiction where the Company has its chief executive office, the Company shall have granted a fully perfected first lien on, and security interest in, all right, title and interest of the Company in the Collateral.


SECTION 4. AFFIRMATIVE COVENANTS

         4.1 Income Tax Refund. The Company shall promptly apply for and take all reasonable steps necessary to receive payment of the Income Tax Refund.

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         4.2 Expenses of the Agent. The Company shall reimburse the Agent for all reasonable expenses including, without limitation, disbursements and any other costs and fees incurred by the Agent in connection this Agreement or with the Collateral, including, without limitation, any reasonable attorneys' fees.


SECTION 5. EVENTS OF DEFAULT

         Any of the following events shall be an Event of Default:

         (a) The Company fails to make any payment of principal or interest or any other payment on any Obligation when due and payable, by acceleration or otherwise;

         (b) The Company fails to observe or perform any covenant, condition, or agreement to be observed or performed pursuant to the terms hereof;

         (c) A court enters a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, or sequestrator (or other similar official) of the Company or for any substantial part of its property, or orders the windup or liquidation of the Company's affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency, or similar law is filed against the Company and is pending for ninety (90) days without dismissal;

         (d) The Company commences a voluntary case under any applicable bankruptcy, insolvency, or other similar law then in effect, makes any general assignment for the benefit of creditors, fails generally to pay its debts as such debts become due, or takes corporate action in furtherance of any of the foregoing; or

         (e) An Event of Default occurs under the terms of the Credit Agreement.


SECTION 6. AGENT'S RIGHTS AND REMEDIES

         6.1 General Rights. The rights of the Agent shall at all times be those of a secured party under the UCC and without limiting the generality of the foregoing, the Agent shall have the additional rights set forth in this Section.

         6.2 Rights upon Default. Upon the occurrence or continuance of any Event of Default hereunder, the Agent may declare any or all of the Obligations to be immediately due and payable without presentment, demand, protest, or notice of any kind, all of which are expressly waived, notwithstanding anything to the contrary

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contained in any instrument evidencing any of the Obligations. The Company further authorizes the Agent and does hereby irrevocably make, constitute and appoint the Agent and any officer or agent thereof, with full power of substitution, as the Company's true and lawful attorney-in-fact with full power, in its own name or in the name of the Company: (a) to endorse any notes, checks, drafts, money orders or other instruments of payment (including payments payable under or with respect to any policy of insurance) relating to the Collateral or in connection therewith, to sign and endorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (b) to give written notice to such officialsof the United States Post Office to effect such change or changes of address so that all mail addressed to the Company may be delivered directly to a Post Office Box or to such other depository as may be selected by the Agent and consented to by the Company and to receive, open and dispose of mail addressed to the Company or as otherwise agreed by the Company; (c) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; (d) to receive payment of, receipt for, settle, compromise or adjust and give discharges and releases for or in respect of any and all moneys, claims and other amounts due and to become due at any time under or rising out of the Collateral; (e) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; and (f) to settle, compromise or adjust any suit, action or proceeding described above and in connection therewith, to give such discharges or releases as the Agent may deem appropriate and, generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent was the absolute owner thereof for all purposes.

         6.3 Sale of the Collateral. In the event the Agent determines that the Collateral should be sold to satisfy all or any part of the Obligations, the Agent may dispose of the Collateral in whole or in part at public or private sale, and any notice required to be given shall be given in accordance with
Section 7.4 herein at least ten (10) days before the proposed sale. The parties agree said notice shall be reasonable, provided, however, the Agent need not give such notice with respect to Collateral which is perishable or threatens to decline speedily in value or is a type customarily sold on a recognized market. At any such sale the Agent may purchase the Collateral free from, and discharged of all trusts, claims, rights of redemption and equities of the Company, all of which are hereby waived and released. The Company shall remain liable for any deficiency resulting from any sale of the Collateral and shall pay such deficiency promptly on the Agent's demand.

         6.4 Expense of Collection and Sale. The Company agrees to pay all reasonable costs and expenses incurred by the Agent in enforcing, collecting or realizing upon the Obligations or the

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Collateral (including, without limitation, reasonable attorneys' fees).

         6.5 Financing Statements. Where permitted by applicable law, the Agent is authorized to file financing statements relating to the Collateral without the Company's signature thereon, executed only by the Agent and at the expense of the Company. The Company will, however, at the request of the Agent, execute any financing statement or amendment of any financing statement with respect to the Collateral. Upon the Company's failure to do so, any officer of the Agent is authorized as the Company's agent and in its name to execute any such financing statement or amendment to any such financing statement.

         6.6 Exercise of Remedies. If any Obligations are now or hereafter secured by property other than the Collateral, or by any guaranty, endorsement or property now or hereafter owned by any other person, firm or corporation, then the Agent shall have the right in its sole discretion to determine, which rights, security, liens, security interests or remedies the Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any such rights or any of the Agent's rights hereunder.


SECTION 7. MISCELLANEOUS

         7.1 Limited Role of the Agent. The relationship between the Company and the Agent shall be solely that of debtor and agent for the Banks as secured parties, respectively. The Agent shall not have any fiduciary responsibilities to the Company or with respect to the Collateral and no joint venture exists between the Company and the Agent. The Company and the Agent each hereby severally acknowledge that there are no representations, warranties, covenants, undertakings or agreements by the parties hereto as to this Agreement except as specifically provided herein. The Agent shall have no obligation to sell or otherwise realize upon the Collateral and shall not be responsible for, and the Company shall not assert as a defense, the Agent's failure to realize upon the Collateral.

         7.2 Choice of Law, Construction. This Agreement shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. If any provision of this Agreement shall be or become unenforceable or illegal under any law, all other provisions shall remain in full force and effect.

         7.3 Consent to Jurisdiction. (a) The Company hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or New York state court sitting in New York, Nassau or Suffolk Counties in any action or proceeding arising out of or relating to this Agreement and the Company hereby irrevocably

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agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such a court or the fact that such court is an inconvenient forum.

         (b) The Company irrevocably and unconditionally consents to the service of process in any such action or proceeding in any of the aforesaid courts by the mailing of copies of such process to it, by certified or registered mail in accordance with the terms of Section 7.4 herein.

         (c) The Company agrees that nothing herein shall affect the Agent's right to effect service of process in any other manner permitted by law and the Agent shall have the right to bring any legal proceeding (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Company in any other court or jurisdiction in accordance with applicable law.

         7.4 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made when delivered by hand, or if sent by certified mail, three days after the day in which mailed, or, in the case of telecopier, when evidence of receipt is obtained, or, in the case of overnight courier service, one business day after delivery to such courier service, addressed as set forth below, or to such other address as may be hereafter notified by the respective parties hereto.

         The Agent:        The Chase Manhattan Bank
                           395 North Service Road
                           Suite 302
                           Melville, New York 11747
                           Attention: Home State Holdings, Inc.
                                      Account Officer

         The Banks:        The Chase Manhattan Bank
                           395 North Service Road
                           Suite 302
                           Melville, New York 11747
                           Attention: Home State Holdings, Inc.
                                      Account Officer

                           European American Bank
                           335 Madison Avenue
                           New York, New York 10017
                           Attention:  Home State Holdings, Inc.
                                       Account Officer



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         The Company:      Home State Holdings, Inc.
                           3 South Revmont Drive
                           Shrewsbury, New Jersey 07702
                           Attention:  Eric Reehl

         7.5 Waivers. The Company expressly waives notice of non-payment or protest, demand, or presentment, in relation to the Obligations or the Collateral. No delay or omission of the Agent or any of the Banks in exercising or enforcing any of their rights, powers, privileges, options or remedies under this Agreement or any other agreement or promissory note between the Agent, any of the Banks and the Company shall constitute a waiver thereof, and no waiver by the Agent or any of the Banks of any Event of Default by the Company shall operate as a waiver of any other Event of Default. Except for the terms and provisions of any promissory notes or other security agreements now existing or hereafter executed and delivered to the Agent or any of the Banks by the Company (which terms and provisions are specifically deemed to be in addition to and not in derogation of the terms and provisions hereof), this Agreement constitutes the entire understanding between the Company, the Agent and the Banks with respect to the subject matter hereof and supersedes all prior written or oral communications or understandings. No term or provision of this Agreement shall be waived, altered or modified except in writing signed by the parties hereto. All rights and remedies of the Agent and the Banks under this Agreement shall be cumulative and not alternative or exclusive of any rights or remedies provided by law and may be exercised by the Agent and the Banks at such time or times and in such order as the Agent and Banks, in their sole discretion, may determine and are for the sole benefit of the Agent and the Banks and the exercise or failure to exercise such shall not result in liability to the Company or others except in the event of willful misconduct or gross negligence by the Agent or the Banks, and in no event shall the Agent and the Banks be liable for more than they actually receive as a result of the exercise or failure to exercise such right and remedies. Neither the Agent nor any of the Banks shall be liable for any failure by it to comply with any recording, re-recording, filing, refiling or other legal requirement necessary to establish or maintain the validity, priority or enforceability of, or the Agent's right in and to the Collateral, or any part thereof.

         7.6 Successors and Survival. This Agreement shall remain in full force and effect until terminated as to future transactions by written agreement of the parties. The Company may not transfer or assign any of its rights, interest or obligations hereunder without the prior written consent of the Agent and the Required Banks. This Agreement shall be binding upon the Company and shall inure to the benefit of the Agent and the Banks and their successors and assigns and to the permitted successors and assigns of the Company. All representations, warranties and covenants contained herein or in any other agreement between the Agent, and of the Banks and the

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Company shall survive the execution hereof and thereof and the granting of loans or advances pursuant hereto or thereto.

         7.7 Waiver of Counterclaim; Setoff. In any litigation whether pursuant hereto or otherwise in which the Company and the Agent or any of the Banks are adverse parties the Company waives the right to interpose any set-off or counterclaim of any nature or description against the Agent or any such Bank.

         7.8 Captions. The headings of the Section in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         7.9 Severability. If any provision of this Agreement shall be or become illegal or unenforceable in whole or in part for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding and subsisting.



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         7.10 WAIVER OF JURY TRIAL. COMPANY, THE AGENT AND BANKS HEREBY WAIVE
TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         IN WITNESS WHEREOF, this Agreement has been executed this 31st day of March, 1997.
                                                HOME STATE HOLDINGS, INC.


                                                By: /s/
                                                    -----------------------
                                                    Mark S. Vaughn
                                                    President


                                                By: /s/
                                                    ------------------------
                                                    Eric A. Reehl
                                                    Executive Vice President
Company's Executive Office and
Principal Place of Business:

3 South Revmont Drive
Shrewsbury, New Jersey 07702

Location of books and records
relating to the Collateral:
Company's Tradename(s):


3 South Revmont Drive
Shrewsbury, New Jersey 07702

None

Company's Tradestyle(s):

None

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